Form N-CSR Item 12(c) Exhibit

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in January 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the January distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: January 2017

Distribution Amount per Common Share: $0.0875

The following table sets forth an estimate of the sources of the Fund’s January distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund II

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0000	0.0%	$0.0000	0.0%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0875	100.0%	$0.0875	100.0%
Total per common share	$0.0875	100.0%	$0.0875	100.0%

[1]	The Fund’s fiscal year is January 1, 2017 to December 31, 2017

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on December 31, 2016[1]	12.09%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2016[2]	7.69%
Cumulative total return at NAV for the fiscal year through December 31, 2016[3]	2.72%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of December 31, 2016[4]	7.69%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on December 31, 2016.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2016.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to December 31, 2016 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to December 31, 2016 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2016.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund II

January 31, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in February 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the February distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: February 2017

Distribution Amount per Common Share: $0.0875

The following table sets forth an estimate of the sources of the Fund’s February distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund II

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0000	0.0%	$0.0000	0.0%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0875	100.0%	$0.1750	100.0%
Total per common share	$0.0875	100.0%	$0.1750	100.0%

[1]	The Fund’s fiscal year is January 1, 2017 to December 31, 2017

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on January 31, 2017[1]	12.19%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2017[2]	7.41%
Cumulative total return at NAV for the fiscal year through January 31, 2017[3]	4.41%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of January 31, 2017[4]	0.62%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on January 31, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to January 31, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to January 31, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund II

February 28, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in March 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the March distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: March 2017

Distribution Amount per Common Share: $0.0875

The following table sets forth an estimate of the sources of the Fund’s March distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund II

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0000	0.0%	$0.0000	0.0%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0515	58.9%	$0.0515	19.6%
Return of Capital or Other Capital Source(s)	$0.0360	41.1%	$0.2110	80.4%
Total per common share	$0.0875	100.0%	$0.2625	100.0%

[1]	The Fund’s fiscal year is January 1, 2017 to December 31, 2017

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on February 28, 2017[1]	12.20%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2017[2]	7.21%
Cumulative total return at NAV for the fiscal year through February 28, 2017[3]	8.04%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of February 28, 2017[4]	1.20%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on February 28, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to February 28, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to February 28, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 28, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund II

March 31, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in April 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the April distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: April 2017

Distribution Amount per Common Share: $0.0875

The following table sets forth an estimate of the sources of the Fund’s April distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund II

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0000	0.0%	$0.0000	0.0%
Net Realized Short-Term Capital Gains	$0.0033	3.8%	$0.0033	1.0%
Net Realized Long-Term Capital Gains	$0.0426	48.7%	$0.0942	26.9%
Return of Capital or Other Capital Source(s)	$0.0416	47.5%	$0.2525	72.1%
Total per common share	$0.0875	100.0%	$0.3500	100.0%

[1]	The Fund’s fiscal year is January 1, 2017 to December 31, 2017

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on March 31, 2017[1]	11.72%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2017[2]	7.23%
Cumulative total return at NAV for the fiscal year through March 31, 2017[3]	8.36%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of March 31, 2017[4]	1.81%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on March 31, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to March 31, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to March 31, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund II

April 28, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in May 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the May distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: May 2017

Distribution Amount per Common Share: $0.0875

The following table sets forth an estimate of the sources of the Fund’s May distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund II

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0000	0.0%	$0.0000	0.0%
Net Realized Short-Term Capital Gains	$0.0102	11.7%	$0.0136	3.1%
Net Realized Long-Term Capital Gains	$0.0366	41.8%	$0.1308	29.9%
Return of Capital or Other Capital Source(s)	$0.0407	46.5%	$0.2931	67.0%
Total per common share	$0.0875	100.0%	$0.4375	100.0%

[1]	The Fund’s fiscal year is January 1, 2017 to December 31, 2017

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on April 30, 2017[1]	12.11%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2017[2]	7.10%
Cumulative total return at NAV for the fiscal year through April 30, 2017[3]	11.05%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of April 30, 2017[4]	2.37%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on April 30, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to April 30, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to April 30, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund II

May 31, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in June 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the June distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: June 2017

Distribution Amount per Common Share: $0.0875

The following table sets forth an estimate of the sources of the Fund’s June distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund II

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0000	0.0%	$0.0000	0.0%
Net Realized Short-Term Capital Gains	$0.0299	34.2%	$0.0435	8.3%
Net Realized Long-Term Capital Gains	$0.0576	65.8%	$0.2246	42.8%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.2569	48.9%
Total per common share	$0.0875	100.0%	$0.5250	100.0%

[1]	The Fund’s fiscal year is January 1, 2017 to December 31, 2017

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on May 31, 2017[1]	13.85%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2017[2]	6.98%
Cumulative total return at NAV for the fiscal year through May 31, 2017[3]	13.60%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of May 31, 2017[4]	2.91%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on May 31, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to May 31, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to May 31, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund II

June 30, 2017